UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 1, 2022

The Kraft Heinz Company
(Exact name of registrant as specified in its charter)

Delaware	001-37482	46-2078182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania 15222
(Address of principal executive offices, including zip code)

(412) 456-5700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, $0.01 par value	KHC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 1, 2022, Alexandre Van Damme, a member of the Board of Directors (the “Board”) of The Kraft Heinz Company (the “Company”) and nominee of Berkshire Hathaway Inc. (“Berkshire Hathaway”), informed the Company of his decision to retire from the Board effective at the Company’s 2022 Annual Meeting of Stockholders (“2022 Annual Meeting”). His decision is based on his desire to focus on other business ventures and not the result of any disagreement with management or the Board related to the Company’s operations, policies, or practices. The Board is grateful for Mr. Van Damme’s commitment and service to the Company and the Board.

Berkshire Hathaway expects to nominate Alicia Knapp to replace Mr. Van Damme as one of its director nominees for election at the 2022 Annual Meeting. Ms. Knapp currently serves as President and Chief Executive Officer of BHE Renewables, LLC, a subsidiary of Berkshire Hathaway.

Item 7.01. Regulation FD Disclosure.

On February 4, 2022, the Company issued a press release announcing Mr. Van Damme’s decision to retire from the Board and Berkshire Hathaway’s plans to nominate Ms. Knapp for election to the Board at the 2022 Annual Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or in the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibits are furnished with this Current Report on Form 8-K.

Exhibit No.	Description
99.1	The Kraft Heinz Company Press Release, dated February 4, 2022.
104	The cover page of The Kraft Heinz Company’s Current Report on Form 8-K dated February 1, 2022, formatted in iXBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Kraft Heinz Company

Date: February 4, 2022	By:	/s/ Rashida La Lande
Rashida La Lande
Executive Vice President, Global General Counsel, and Chief Sustainability and Corporate Affairs Officer; Corporate Secretary

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